UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 18, 2011 (July 15, 2011)
JOHN B. SANFILIPPO & SON, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)
1703 North Randall Road, Elgin, Illinois 60123-7820
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

John B. Sanfilippo & Son, Inc. (the “Company”) submits the following information:

Item 1.01.	Entry into a Material Definitive Agreement.
On July 15, 2011, the Company entered into a Second Amendment to Credit Agreement with Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and administrative agent and Southwest Georgia Farm Credit, ACA for itself and as agent/nominee for Southwest Georgia Farm Credit, FLCA as a lender (the “Second Amendment”), that amends the Credit Agreement by and among the Company, Wells Fargo Foothill, LLC, as the arranger and administrative agent and a syndicate of lenders, dated as of February 7, 2008 (as amended, the “Credit Facility”).
The Second Amendment extends the maturity date of the Credit Agreement from February 7, 2013 to July 15, 2016. In addition, the Second Amendment increases the amount by which the Company may increase the revolving credit commitment available under the Credit Facility from $15,000,000 to $22,500,000, and eliminates the obligation of the Company to reimburse the lenders for the costs of equipment appraisals so long as no default has occurred under the Credit Facility and average availability under the revolving credit commitment is greater than $25,000,000. The Second Amendment also alters the borrowing base calculation to add April as an additional month during which the Company has increased availability from inventory under the Credit Facility and increase the cap on inventory advances during the months of January, February, March, April, October, November and December from $100,000,000 to $117,500,000.
The Second Amendment also modifies the interest rates charged to the Company under the Credit Facility as follows:
•	For borrowings under the Credit Facility which accrue interest at a rate determined pursuant to the administrative agent’s prime rate plus an applicable margin, such interest rates now range from 0.75% to 1.25% (up from 0.00% to 0.50%).

•	For borrowings under the Credit Facility which accrue interest at a rate based on the London interbank offered rate plus an applicable margin, such interest rates now range from 1.75% to 2.25% (down from 2.50% to 3.0%).

•	For the face amount of undrawn letters of credit, such interest rates now range from 1.75% to 2.25% (down from 2.00% to 2.50%).
The foregoing summary description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The exhibit filed herewith is listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC. (Registrant)
Date: July 18, 2011	By:	/s/ Michael J. Valentine
		Name:	Michael J. Valentine
		Title:	Chief Financial Officer and Group President

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 10.1	Second Amendment to Credit Agreement, dated as of July 15, 2011, by and among the Company, Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and administrative agent and Southwest Georgia Farm Credit, ACA for itself and as agent/nominee for Southwest Georgia Farm Credit, FLCA as a lender.